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                                                                   EXHIBIT 10.34

THE SECURITIES REPRESENTED BY THIS NOTE AND THE SECURITIES ISSUABLE UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT OR SUCH LAWS AND, IF REQUESTED BY MAKER, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO MAKER THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE ACT OR SUCH LAWS.

ALL INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND IS OTHERWISE SUBJECT TO THE TERMS OF, THAT CERTAIN INTERCREDITOR AND SUBORDINATION AGREEMENT DATED AS OF SEPTEMBER 29, 2003, AS THE SAME MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME, BY AND AMONG BANK OF AMERICA, N.A., AS AGENT, GOOD GUYS CALIFORNIA, INC., GOOD GUYS, INC., AND COMPUSA, INC.

               UNSECURED SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$5,000,000.00                                                 September 29, 2003

                  FOR VALUE RECEIVED, Good Guys California, Inc., a California corporation (the "Maker"), hereby unconditionally promises to pay to the order of CompUSA Inc. (the "Holder" or the "Lender"), or its permitted assigns, the original aggregate principal sum of Five Million Dollars ($5,000,000.00), together with interest on the unpaid principal balance of this Note outstanding at a rate per annum equal to three percent (3%) (computed on the basis of the actual number of days elapsed in a 360-day year) per annum and continuing on the outstanding principal until this Note is exchanged or paid in full. All payments of principal and interest by the Maker under this Note shall be made in cash in immediately available funds on the Maturity Date (as defined below).

                  So long as any Event of Default (as defined below) or any Shareholder Event (as defined below) shall be continuing, (i) every amount due and owing under this Note shall bear interest at an annual rate of five percent (5%) (the "Default Interest Rate") and (ii) any accrued but unpaid interest on this Note shall be payable on demand and shall accrue until the obligation of the Maker with respect to the payment of such interest has been discharged (whether before or after judgment). In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Maker, then such excess sum shall be credited by the Holder as a payment of principal.

         1. Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meaning indicated:

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                  "Common Stock" shall mean the common stock, par value $.001 per share, of Parent.

                  "Conversion Date" shall have the meaning ascribed to such term in Section 3(b)

                  "Conversion Price" shall mean $2.05 per share (subject to adjustment in the event of any stock dividend, stock split, stock distribution or combination or similar event with respect to such stock after the date of this Note).

                  "Default Interest Rate" shall have the meaning ascribed to such term in the second paragraph herein.

                  "Event of Default" shall have the meaning ascribed to such term in Section 6(a) herein.

                  "Holder" shall have the meaning ascribed to such term in the first paragraph herein.

                  "Issue Date" shall mean September 29, 2003.

                  "Lender" shall have the meaning ascribed to such term in the first paragraph herein.

                  "Maker" shall have the meaning ascribed to such term in the first paragraph herein.

                  "Maturity Date" shall mean September 29, 2005 or, if the Lender elects in its sole and absolute discretion by written notice to the Maker given not later than thirty (30) days prior to September 29, 2005, the date specified by Lender but not later than the third anniversary of the Issue Date.

                  "Merger Agreement" shall mean the Agreement and Plan of Merger, dated as of September 29, 2003 and as amended, between Parent and the other parties named therein.

                  "Merger" shall have the meaning ascribed to such term in the Merger Agreement.

                  "Note" shall have the meaning ascribed to such term in Section 2 herein.

                  "Obligations" shall mean all debts, liabilities, and obligations for monetary amounts (whether or not such amounts are liquidated or determinable) owing by the Maker to Lender and arising under this Note. This term includes, without limitation, all interest, charges, expenses, attorneys fees and any other sum chargeable to the Maker under this Note.

                  "Parent" shall mean Good Guys, Inc., a Delaware corporation.

                  "Securities" shall mean this Note and the shares of Common Stock issuable upon conversion of this Note.

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                  "Shareholder Event" shall have the meaning ascribed to such term in Section 6(a)(v) herein.

         2. Merger Agreement. This Unsecured Subordinated Convertible Promissory Note (this "Note") is the unsecured subordinated convertible promissory note of the Maker referred to in the Merger Agreement. This Note is transferable and assignable to any person to whom such transfer is permissible under applicable law; provided, however, that any transfer of this Note must be accompanied by the surrender of this Note to Maker together with any necessary transfer documents. The Maker agrees to issue from time to time replacement Notes in the form hereof to facilitate such transfers and assignments. In addition, after delivery of an indemnity in form and substance satisfactory to the Maker, the Maker also agrees to issue a replacement Note if the Note is lost, stolen, mutilated or destroyed.

         3.       Conversion.

                  (a) Optional Conversion. The Lender may convert the outstanding principal amount (or any portion thereof) and accrued but unpaid interest (or any portion thereof) on this Note into shares of Common Stock at any time, and from time to time, at the Conversion Price. The number of shares of Common Stock issuable upon conversion of this Note shall be determined by dividing the principal amount of this Note (or any portion thereof) and accrued but unpaid interest (or any portion thereof) surrendered for conversion by the Conversion Price.

                  (b) Mechanics. To convert this Note, the Lender shall surrender this Note, duly endorsed, at the principal offices of the Maker or any transfer agent of the Maker. The date upon which the Lender surrenders the Note to the Maker is the "Conversion Date." At its expense, as soon as practicable after the Conversion Date, Parent shall deliver to the Lender a certificate for the number of whole shares of Common Stock issuable upon the conversion and cash in lieu of any fractional shares. The person in whose name the Common Stock certificate is registered shall be deemed to be a stockholder of record on the Conversion Date. In furtherance of the foregoing, Parent and Maker acknowledge that any delay in or failure to deliver such certificates to the person in whose name the Common Stock certificate is registered following the Conversion Date shall not affect the right of such person to be treated for all purposes, in respect of the number of whole shares of Common Stock issuable upon such conversion, as the record holder of such number of shares of Common Stock on the Conversion Date. In the event this Note is to be converted in part, the Maker shall execute and deliver to the Lender, a new Note equal in principal amount to the unconverted portion of the Note surrendered. Parent agrees to reserve, out of its authorized but unissued Common Stock, a sufficient number of shares of Common Stock to permit the conversion of this Note into shares of Common Stock. All shares of Common Stock delivered upon conversion of this Note shall be newly issued shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

                  (c) Fractional Shares. Parent shall not be required to issue fractional shares of Common Stock upon conversion of this Note. In lieu thereof, Maker will pay an amount of cash equal to current market value of the fractional shares.

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         4.       Payments. The Maker shall have no right to prepay all or any portion of this Note prior to the Maturity Date. All payments by the Maker under this Note shall be made without set-off, defense or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law. The principal balance and all accrued but unpaid interest on this Note shall be paid in full on the Maturity Date.

         5. No Waiver by Lender. The Lender's failure, at any time or times, to require strict performance by the Maker of any provision of this Note shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance herewith. Any suspension or waiver by the Lender of an Event of Default shall not suspend, waive or affect any other Event of Default under this Note whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Maker contained in this Note and no Event of Default of the Maker under this Note shall be deemed to have been suspended by Lender, unless such suspension or waiver is by an instrument in writing signed by Lender and directed to Maker specifying such suspension or waiver.

         6.       Event of Default.

                  (a) The occurrence of any one or more of the following events (regardless of the reason therefore) shall constitute an "Event of Default" hereunder:

                  (i) upon the failure to pay within three (3) business days of the date when due the principal balance, any accrued interest or any other amount payable hereunder;

                  (ii) if the Maker shall have breached in any material respect any of its representations or warranties contained in the Merger Agreement and such breach shall not have been cured within twenty (20) days after the Maker's receipt from the Holder of written notice that the specified possible breach is to be remedied or if the failure cannot be cured within ten
(10) days after the Maker's attempts in such twenty (20)-day period, and the failure may be cured within a reasonable time, then the Maker shall have an additional period of not more than ten (10) days to attempt to cure the breach;

                  (iii) if the Maker shall have breached in any material respect any of its representations, warranties, covenants or other agreement (other than the one referred to in Section 6(a)(i) herein) contained in any other Section of this Note and such breach shall not have been cured within twenty (20) days after the Maker's receipt from the Holder of written notice that the specified possible breach is to be remedied or if the failure cannot be cured within ten (10) days after the Maker's attempts in such twenty (20)-day period, and the failure may be cured within a reasonable time, then the Maker shall have an additional period of not more than ten (10) days to attempt to cure the breach;

                  (iv) (A) if the Maker (1) commences any voluntary proceeding under any provision of Title 11 of the United States Code, as now or hereafter amended, or commences any other proceeding, under any law, now or hereafter in force, relating to bankruptcy, insolvency, reorganization, liquidation, or otherwise to the relief of debtors or the readjustment of

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indebtedness, (2) makes any assignment for the benefit of creditors or a composition or similar arrangement with such creditors, or (3) appoints a receiver, trustee or similar judicial officer or agent to take charge of or liquidate any of its property or assets or upon the commencement against the Maker of any involuntary proceeding of the kind described in this paragraph; or
(B) if any involuntary proceeding under any provision of Title 11 of the United States Code, as now or hereafter amended, or any other proceeding, under any law, now or hereafter in force, relating to bankruptcy, insolvency, reorganization, liquidation, or otherwise to the relief of debtors or the readjustment of indebtedness is commenced against the Maker and not dismissed within thirty (30) days;

                  (v) if (A) the stockholders of Parent fail to approve the Merger upon the taking of a vote at a duly held meeting of the stockholders or any adjournment thereof or (B) the Merger Agreement otherwise terminates as a result of the failure to receive such stockholder approval (each, a "Shareholder Event") and ninety (90) days has elapsed since the occurrence of any such Shareholder Event; and

                  (vi) upon the acceleration of any other indebtedness of the Maker for borrowed money that has an outstanding principal amount in excess of $1,000,000.

                  (b) If any Event of Default specified in Section 6(a) shall have occurred and be continuing, the Lender may, by notice to the Maker, declare all Obligations to forthwith be due and payable, whereupon all such Obligations shall become and be due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Maker; provided, however, that upon the occurrence of an Event of Default specified in Section 6(a)(iv), such Obligations shall become due and payable without presentment, demand, protest, declaration, notice or demand by Lender.

         7. Subordination. The indebtedness evidenced by this Note is hereby expressly subordinated in right of payment to other indebtedness of Maker as provided in that certain Intercreditor and Subordination Agreement, dated as of September 29, 2003, as the same may be amended, modified or supplemented from time to time, by and among Bank Of America, N.A., as Agent, Maker, Parent, and Lender.

         8. Holder Representations and Warranties. Holder represents and warrants to the Maker as follows:

                  (a) Purchase Entirely for Own Account Etc. Holder is acquiring the Securities for its own account, and not with a view to, or for sale in connection with, any distribution of the Securities in violation of the Securities Act of 1933, as amended (the "Securities Act"). Except as contemplated by this Note, Holder has no present agreement, undertaking, arrangement, obligation or commitment providing for the disposition of the Securities. Holder, if it is a legal entity, has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Securities.

                  (b) Investor Status; Etc. Holder certifies and represents to Maker that at the time Holders acquires any of the Securities, Holder will be an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act. Holder's financial condition is

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such that it is able to bear the risk of holding the Securities for an indefinite period of time and the risk of loss of its entire investment. Holder has been afforded the opportunity to ask questions of and receive answers from the management of Maker concerning this investment and has sufficient knowledge and experience in investing in companies similar to Maker in terms of Maker's stage of development so as to be able to evaluate the risks and merits of its investment in Maker.

         9. Additional Remedies Upon Default. Subject to Section 7 hereof, notwithstanding anything to the contrary contained herein, upon an Event of Default hereunder, and during the continuation thereof, the Holder may exercise any other right, power or remedy as may be provided herein or as may be provided at law or in equity.

         10. Registration Rights. The shares of Common Stock issuable upon conversion of this Note shall have registration rights as provided in the Registration Rights Agreement, dated the date hereof, between the Parent and the Lender.

         11. Amendment. None of the terms or provisions of this Note may be excluded, modified or amended except by a written instrument duly executed by the Holder and the Maker expressly referring to this Note and setting forth the provision so excluded, modified or amended.

         12. Usury Savings Clause. Maker and Lender intend to comply at all times with applicable usury laws. If at any time such laws would render usurious any amounts due under this Note under applicable law, then it is Maker's and Lender's express intention that Maker not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this
Section 12 shall control over all other provisions of this Note which may be in apparent conflict hereunder, that such excess amount shall be immediately credited to the principal balance of this Note, and the provisions hereof shall immediately be reformed and the amounts thereafter decreased, so as to comply with the then applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note.

         13. Costs. If action is instituted to collect on this Note, the Maker promises to pay all costs and expenses, including reasonable attorney's fees, incurred in connection with such action.

         14. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to conflicts of law principles thereof.

         15. Notices. All notices hereunder shall be given in writing and shall be deemed delivered when received by the other party hereto at the address set forth in the Purchase Agreement or at such other address as may be specified by such party from time to time in accordance with the Merger Agreement.

         16. Waiver. Except as otherwise provided for in this Note, the Maker hereby expressly waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other formality. The Maker acknowledges that it has been advised by counsel of its choice with respect to this Note and the transactions evidenced by this Note.

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                  This Note shall be binding upon the successors or assigns of the Maker and Parent and shall inure to the benefit of the successors and assigns of the Holder.

                                       GOOD GUYS CALIFORNIA, INC.

                                       By: /s/ Kenneth R. Weller
                                           ------------------------------------
                                           Name: Kenneth R. Weller
                                           Title: Chairman & CEO

                                       GOOD GUYS, INC.

                                       By: /s/ Kenneth R. Weller
                                           ------------------------------------
                                           Name: Kenneth R. Weller
                                           Title: Chairman & CEO

                              [Note Signature Page]